Public Service Enterprise Group PSEG Earnings Conference Call 3rd Quarter 2015 October 30, 2015 EXHIBIT 99.1

Forward-Looking Statement
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as for transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,”
“expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our
Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-
GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted
EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2015 Q3 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q3 Earnings Summary –
Successful Quarter
$ millions (except EPS)
2015
2014
Operating Earnings
$  403
$  393
Reconciling Items, Net of Tax
36
51
Net Income
$  439
$  444
EPS from Operating Earnings*
$  0.80
$  0.77
Quarter ended September 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

Year to Date Earnings Summary –
Strong Growth
$ millions (except EPS)
2015
2014
Operating Earnings
$  1,221
$  1,153
Reconciling Items, Net of Tax
149
(111)
Net Income
$  1,370
$  1,042
EPS from Operating Earnings*
$  2.41
$  2.27
Nine months ended September 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG –
Q3 2015 Highlights
Operating Earnings of $0.80 vs. $0.77 per share in Q3 2014
Solid results driven by PSE&G’s continuing investment in transmission, weather, and Power’s strong hedging and plant operations
Updating
full-year
operating
earnings
guidance
to
$2.85
-
$2.95
per
share
Executing on operational goals
Continued control of O&M supports full-year expectations
Nuclear operated at a 95% capacity factor; CCGTs operated at 73% capacity factor
PSEG’s 5-Year Capital Spending program increased 20%
Agreement reached on GSMP settlement provides for $905 million over 3 years
Power announced $1.5 billion investment in ~1,300 MWs of new CCGT capacity
Market developments
Constructive regulatory environment
PJM Capacity Performance
FERC NOPR on price formation
Reliability One award recognizes PSE&G as the most reliable electric utility in the Mid-Atlantic Region for the 14
year in a row
th

$2.85 -
$2.95E
$2.58
* See
Slide
A
for
Items
excluded
from
Net
Income
to
reconcile
to
Operating
Earnings.
E
=
Estimate.
$2.76
Full-year 2015 guidance update reflects the strength of operating results for the first nine months of the year, and assumes normal weather and unit operations
PSEG –
Updating Full-Year 2015 Operating Earnings Guidance
2013 Operating Earnings*
2014 Operating Earnings*
2015 Operating Earnings Guidance

PSEG 2015 Q3 Operating Company Review Daniel Cregg EVP and Chief Financial Officer

Q3 Operating Earnings by Subsidiary
Operating Earnings
Earnings per Share
$ millions (except EPS)
2015
2014
2015
2014
PSE&G
$  222
$  200
$  0.44
$  0.39
PSEG Power
170
171
0.33
0.34
PSEG Enterprise/Other
11
22
0.03
0.04
Operating Earnings*
$  403
$  393
$ 0.80
$ 0.77
Quarter ended September 30
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation –
Q3 2015 versus Q3 2014
Re-Contracting
& Lower
Cost to Serve  0.07
Capacity  (0.03)
O&M  (0.03)
Taxes &
Other  (0.02)
Transmission
0.03
Weather  0.02
Electric Demand
& Other Revenue
0.01
Pension and
Other O&M  (0.01)
Q3 2015
Operating
Earnings*
Q3 2014
Operating
Earnings*
PSEG Power
PSE&G
Enterprise/
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Absence of Tax
Settlement
Revenue growth supported EPS increase
$0.77
0.05
$0.80
(0.01)
(0.01)
0.00
0.25
0.50
0.75
1.00

Year to Date Operating Earnings by Subsidiary
Operating Earnings
Earnings per Share
$ millions (except EPS)
2015
2014
2015
2014
PSE&G
$  631
$  565
$  1.24
$  1.11
PSEG Power
558
551
1.10
1.09
PSEG Enterprise/Other
32
37
0.07
0.07
Operating Earnings*
$  1,221
$  1,153
$  2.41
$  2.27
Nine months ended September 30
•See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation –
YTD 2015 versus YTD 2014
*
See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
**
Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.
Revenue growth supported EPS increase
$2.27
0.13
0.01
$2.41
0.00
0.50
1.00
1.50
2.00
2.50
YTD 2015
Operating
Earnings*
YTD 2014
Operating
Earnings*
Re-Contracting,
Market Pricing,
and Lower Cost
to Serve  0.22
Gas Send Out
and Fixed Cost
Recovery  0.04
Higher Volume  0.02
Capacity  (0.21)
O&M  (0.05)
D&A  (0.01)
PSEG Power**
Transmission  0.10
Electric Volume,
Weather, Demand and
Other Revenue  0.05
Gas Volume
and Demand 0.02
Pension and
Other O&M  (0.03)
Taxes &
Other  (0.01)
PSE&G
**

PSE&G 2015 Q3 Review

PSE&G –
Q3 Earnings Summary
$ millions (except EPS)
Q3 2015
Q3 2014
Variance
Operating Revenues
$  1,766
$  1,655
$  111
Operating Expenses
Energy Costs
740
668
72
Operation & Maintenance
391
366
25
Depreciation & Amortization
231
238
(7)
Total Operating Expenses
1,362
1,272
90
Operating Earnings / Net Income
$  222
$  200
22
EPS from Operating Earnings
$  0.44
$  0.39
$  0.05

$0.39
0.04
0.02
$0.44
(0.01)
0.00
0.10
0.20
0.30
0.40
0.50
PSE&G EPS Reconciliation –
Q3 2015
versus Q3 2014
Q3 2015
Operating
Earnings
Q3 2014
Operating
Earnings
Transmission 0.03
Electric Demand
& Other
Revenue  0.01
Pension and
Other
O&M
Weather
Continued reliability investments are a driver of growth

5,548
5,106
3,242
4,587
3,397
2,101
5,253
4,540
1,886
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
July
August
September
PSE&G –
Monthly Summer Weather Data
2015
vs.
2014
vs.
Normal
PSE&G
Monthly
Temperature
Humidity
Index
(THI)
+37.8% Q3 2015 vs. Q3 2014
+19% Q3 2015 vs. Normal
2015
2014
Normal

PSE&G –
Q3 Operating Highlights
GSMP settlement reached with BPU Staff and Division of Rate Counsel to invest $905 million over 3 years to replace and modernize PSE&G’s gas distribution system starting in 2016
Energy Strong investments continuing: Gas mains replacement prioritized
2016 FERC Formula Rate filing submitted for ~$146 million in increased annual transmission revenue
PSE&G lowered gas rates by $70 million on October 1; Since January 2009, the average residential gas customer has seen annual gas bills decline by 47%, or $792
Updating
PSE&G
operating
earnings
guidance
to
$785
-
$805
million,
up
from
$760
-
$775
million
on
recovery of costs related to higher levels of capital spend, and weather
PSE&G earned its authorized return
Capital investment of ~$2 billion through September 30, as part of $2.9 billion planned for the full year
Operations
Regulatory and Market
Environment
Financial
Growth in transmission revenues added $0.03 per share over Q3 2014
Q3 electric sales up 7% on weather that was 38% warmer than Q3 2014 and 19% warmer than normal;
Summer
2015
was
PSE&G’s
5
th
warmest
on
record
Weather normalized electric sales advanced 0.8% in Q3 and 0.4% for the YTD period
O&M remains under control

PSEG Power 2015 Q3 Review

PSEG Power –
Q3 Earnings Summary
$ millions (except EPS)
Q3 2015
Q3 2014
Variance
Operating Revenues
$  1,096
$  1,138
$  (42)
Operating Earnings
170
171
(1)
Reconciling Items, Net of Tax**
36
51
(15)
Net Income
206
222
(16)
EPS from Operating Earnings*
$  0.33
$  0.34
$  (0.01)
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
**Includes the financial impact from positions with forward delivery months.

$0.34
0.04
(0.03)
$0.33
(0.02)
0.00
0.10
0.20
0.30
0.40
0.50
Re-Contracting
and Lower Cost
to Serve  0.07
Capacity  (0.03)
PSEG Power EPS Reconciliation –
Q3 2015 versus Q3 2014
Q3 2015
Operating
Earnings*
Q3 2014
Operating
Earnings*
O&M
* See Slide A for Items excluded from Income from Net Income to reconcile to Operating Earnings.
Taxes
and
Other

PSEG
Power’s
Adjusted
EBITDA
–
Q3
2015,
Year-to-Date
and Full-Year 2015 Guidance
Three
Months
Ended September 30,
Nine Months (YTD)
Ended September 30,
Full-Year 2015
Guidance
($ in millions)
2015
2014
2015
2014
Low
High
Operating Earnings**
$170
$171
$558
$551
$620
$650
Add:
Fossil Major Maintenance, pre-tax
10
10
111
117
115
115
Depreciation & Amortization, pre-tax
76
71
228
217
305
305
Interest Expense, pre-tax
30
31
93
91
125
125
Income Taxes
115
103
338
337
380
400
Adjusted EBITDA
$401
$386
$1,328
$1,313
$1,545E
$1,595E
21
PSEG Power –
Adjusted EBITDA*
*    See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.
**  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.

PSEG Power –
Generation Measures
7,565
7,787
1,831
1,192
5,294
5,739
0
7,500
15,000
2014
2015
Quarter ended September 30
Total Nuclear
Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG Power –
Generation (GWh)
14,690
14,718
Quarter ended September 30
PSEG Power –
Capacity Factors (%)
2014
2015
Combined
Cycle
PJM and NY
67.5%
73.4%
Coal
NJ (Coal/Gas)
21.5%
3.7%
PA
71.8%
65.1%
CT
5.3%
1.3%
Nuclear
92.0%
95.4%

PSEG Power –
Generation Measures
22,152
22,748
6,096
4,995
13,058
14,745
0
15,000
30,000
45,000
2014
2015
Nine Months ended September 30
* Includes figures for Pumped Storage.  Includes Hudson and Mercer when run on gas.
PSEG Power –
Generation (GWh)
41,306
42,488
Nine Months ended September 30
PSEG Power –
Capacity Factors (%)
2014
2015
Combined Cycle
PJM and NY
54.7%
64.1%
Coal*
NJ (Coal/Gas)
18.6%
7.5%
PA
78.1%
76.3%
CT
27.1%
22.9%
Nuclear
90.8%
92.2%
Total Nuclear
Total Coal*
Oil & Natural Gas

PSEG Power –
Fuel Costs
Quarter ended
September 30
($ millions)
2014
2015
Coal
42
27
Oil & Gas
140
94
Total Fossil
182
121
Nuclear
53
56
Total Fuel Cost
235
177
Total Generation
(GWh)
14,690
14,718
$ / MWh
16
12
PSEG Power –
Fuel Costs
Nine months ended
September 30
($ millions)
2014
2015
Coal
170
139
Oil & Gas
623
423
Total Fossil
793
562
Nuclear
162
162
Total Fuel Cost
955
724
Total Generation
(GWh)
41,306
42,488
$ / MWh
23
17

PSEG Power –
Gross Margin Performance
Capacity pricing of $168/MW-day similar to Q3 2014 on lower megawatts from HEDD retirements
Marcellus production and lack of take away capacity dampened local natural gas and power prices during a warmer-than-normal summer
Spark spreads improved
Regional Performance
Region
Q3 2015
Gross
Margin ($M)
2015 Performance
PJM
$573
Re-contracting, higher hedge prices
and lower fuel costs offset the
decline in capacity payments from
lower MWs and lower energy prices
New
England
$17
Lower volumes and lower prices
New York
$29
Higher volume offset lower prices
$0
$30
$60
2013
2014
2015
PSEG Power Gross Margin ($/MWh)
$42
$51
$40
Quarter ended
September 30
$0
$30
$60
2013
2014
2015
Nine months ended
September 30
$43
$47
$44

Developing 1,300 MW of new, efficient CCGT capacity in PJM

•
Construction of 755 MW Keys Energy Center
to begin this Fall on a new, natural gas fired
power plant in Maryland (SWMAAC*) at
an estimated cost of $825 to $875 million
•
Power cleared a new 540 MW CCGT unit,
Sewaren 7 located in New Jersey (EMAAC*),
in the recent 2018/2019 RPM auction;
the new unit is expected to cost $625 to $675
million and will replace
the older Sewaren
units upon completion
•
Both Keys and Sewaren 7 are targeted to be
in-service in 2018
*SWMAAC = SOUTHWEST/EMAAC = EASTERN MID-ATLANTIC AREA COUNCIL LOCATIONAL DELIVERABILITY AREA WITHIN PJM.
SEWAREN 7 SITE
KEYS ENERGY
CENTER SITE

Hedging Update…
Contracted Energy*
Volume TWh
9
36
36
Base Load
% Hedged
100%
100%
55-60%
(Nuclear and Base Load Coal)
Price $/MWh
$52
$51
$49
Volume TWh
4
19
19
Intermediate Coal, Combined
% Hedged
35-40%
0%
0%
Cycle, Peaking
Price $/MWh
$52
-
-
Volume TWh
12**
55-57
55-57
Total
% Hedged
80-85%
65-70%
35-40%
Price $/MWh
$52
$51
$49
Oct-Dec
2015
2016
2017
* Hedge percentages and prices as of September 30, 2015.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission
   components but excluding capacity.  Hedges include positions with MTM accounting treatment and options.    **Volumes reflect rounding.

PJM Capacity Market Pricing
RPM –
Auction Results
Delivery Year
2015 / 2016*
2016 / 2017*+
2017 / 2018+
2018 / 2019
Power’s Average
Prices*($/MW-day)
$168
$172
$177
$215
RTO Prices
($/MW-day)
$136
$59
$120
$165/$150
(CP/Base)
Power’s Cleared
Capacity (MW)
8,750
8,700
8,700
8,650
PJM Capacity Revenues
($ Millions)
Calendar Year
2016
2017
2018
Through 5/31/19
Capacity Revenues
$542
$555
$631
$281
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL AUCTIONS.
DELIVERY YEAR RUNS FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
+ INCLUDES RESULTS OF CP TRANSITION AUCTIONS FOR ‘16/’17 AND ‘17/’18 AS OF SEPTEMBER 10, 2015.
2018/2019 RPM Auction Highlights
•   Cleared new 540 MW Sewaren 7 CCGT
•   EMAAC separated
•   CP reflects cost to meet new performance obligation
•   CP construct favors portfolio approach
~98% of Power’s PJM fleet that cleared the 2018/2019 RPM auction met the new CP standards

Regulatory and Market
Environment
Capacity Performance auction results and FERC NOPRs continue to be supportive of price formation
Supreme Court review of Demand Response (DR) and Maryland subsidized generation
Power’s average hedge price for 2015 is $52/MWh vs. $48/MWh for 2014
29
PSEG Power –
Q3 Operating Highlights
CCGT capacity factor of 73% in Q3, YTD CCGT capacity factor of 64%
Nuclear capacity factor of 95% in Q3, YTD nuclear capacity factor of 92%
Salem 2 refueling underway; Peach Bottom 3 refueling and uprate began late September
Q3 output flat vs. Q3 2014, YTD output up 3% from higher nuclear and CCGT performance
Operations
Power to construct a new, $625 -
$675 million 540 MW CCGT at Sewaren that cleared
the 2018/2019 RPM auction
Updating
Power’s
full-year
2015
operating
earnings
guidance
to
$620
-
$650
million,
from
$620
-
$680
million;
Adjusted
2015
EBITDA
guidance
also
updated
to
$1.545
-
$1.595
billion
Power’s total debt as a percentage of capital at September 30 was 30%
Financial

PSEG

PSEG Financial Highlights
Updating 2015 operating earnings guidance to $2.85 -
$2.95 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G’s
2015
operating
earnings
guidance
increased
to
$785
-
$805
million
versus 2014 operating earnings of $725 million
Power’s
2015
operating
earnings
guidance
revised
to
$620
-
$650
million,
versus
2014 operating earnings of $642 million
PSE&G reached a settlement with BPU Staff and Division of Rate Counsel to invest $905 million over 3 years in its Gas System Modernization Program
Financial position remains strong
At September 30: Consolidated PSEG debt stood at 42% of capital; Power debt was 30% of capital
Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

Energy Strong and Infrastructure Programs
$0.9
Solar and EE
$1.0
Distribution
$2.4
Transmission
$5.5
Maintenance
$0.9
Growth
$1.1
Environmental
$0.7
Other
$0.1

Solar and EE
$0.3
Energy Strong**
$0.8
GSMP
$0.9
Distribution
$3.0
Transmission
$6.8
Maintenance
$1.1
Environmental
$0.3
Growth****
$2.2
Other
$0.2

Robust pipeline of investment opportunities

2010 –
2014: $12.6 Billion
PSEG’s Current 5-Year Capital Spending Program
24% Higher than Prior Period
*INCLUDES ALL PLANNED SPENDING. **ENERGY STRONG EXCLUDES RISK AND CONTINGENCY. ***POWER CAPITAL SPENDING EXCLUDES
NUCLEAR FUEL.  ****INCLUDES PENNEAST PIPELINE EQUITY INVESTMENT OF $0.1B.  E=ESTIMATE.  DATA AS OF OCTOBER 30, 2015.
2015E -
2019E*: $15.6 Billion
Power Total***
$2.7B
PSE&G Total
$9.8B
PSE&G Total
$11.8B
Power Total***
$3.6B

PSEG 2015 Updated Guidance for Operating Income
–
by Subsidiary and PSEG Power Adjusted EBITDA
$ millions (except EPS)
2015E
2014
PSE&G
$785 -
$805
$725
PSEG Power
$620 -
$650
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,445 -
$1,500
$1,400
Earnings per Share
$2.85 -
$2.95E
$2.76
Anticipates Another Year of Growth in Operating Earnings
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,595
$1,584
*   See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.
**  See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.
PSEG Power Adjusted EBITDA**

PSEG Liquidity as of September 30, 2015

Expiration
Total
Available
Company
Facility
Date
Facility
Usage
Liquidity
($Millions)
PSE&G
5-year Credit Facility
Apr-20
$600
(A )
$34
$566
PSEG Money Pool
5-Year Credit Facility (Power)
Apr-19
$1,600
$201
$1,399
5-Year Credit Facility (Power)
Apr-20
$1,000
(B)
$14
$986
5-year Credit Facility (PSEG)
Apr-19
$500
$10
$490
5-year Credit Facility (PSEG)
Apr-20
$500
(C)
$0
$500
Total Money Pool
$3,600
$225
$3,375
Total
$4,200
$259
$3,941
$227
(A) PSE&G facility will be reduced by $29 million in April 2016,and $14 million in March 2018.
PSE&G ST Investment
$0
(B) Power facility will be reduced by $48 million in April 2016, and $24 million in March 2018.
Total Liquidity Available
$4,168
(C) PSEG facility will be reduced by $23 million in April 2016, and $12 million in March 2018.
Total Money Pool Liquidity Available
$3,602
PSEG / Power
PSEG Money Pool ST Investment

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2015
2014
2015
2014
2014
2013
Operating Earnings
403
$
393
$
1,221
$
1,153
$
1,400
$
1,309
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
(14)
17
(11)
40
68
40
Gain
(Loss)
on
Mark-to-Market
(MTM)
(a)
(PSEG
Power)
50
36
58
(138)
66
(74)
Storm O&M, net of insurance recoveries (PSEG Power)
-
(2)
102
(13)
(16)
(32)
Net Income
439
$
444
$
1,370
$
1,042
$
1,518
$
1,243
$
Fully Diluted Average Shares Outstanding (in Millions)
508
507
508
507
508
508
Operating Earnings
0.80
$
0.77
$
2.41
$
2.27
$
2.76
$
2.58
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
(0.02)
0.04
(0.02)
0.08
0.13
0.08
Gain (Loss) on MTM
(a)
(PSEG Power)
0.09
0.07
0.11
(0.27)
0.13
(0.14)
Storm O&M, net of insurance recoveries (PSEG Power)
-
(0.01)
0.20
(0.03)
(0.03)
(0.07)
Net Income
0.87
$
0.87
$
2.70
$
2.05
$
2.99
$
2.45
$
(a) Includes the financial impact from positions with forward delivery months.
($ Per Share Impact -
Diluted, Unaudited)
($ Millions, Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended
Year Ended
Consolidated Operating Earnings Reconciliation
Nine Months Ended
December 31,
September 30,
September 30,

B
Items Excluded from Net Income to Reconcile to Operating Earnings and Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP
financial measures and how they differ from Net Income.
2015
2014
2015
2014
Adjusted EBITDA
401
$
386
$
1,328
$
1,313
$
1,584
$
Fossil Major Maintenance, pre-tax
(10)
(10)
(111)
(117)
(144)
Depreciation and Amortization, pre-tax
(b)
(76)
(71)
(228)
(217)
(291)
Interest Expense, pre-tax
(b)
(30)
(31)
(93)
(91)
(120)
Income Taxes
(b)
(115)
(103)
(338)
(337)
(387)
Operating Earnings
170
$
171
$
558
$
551
$
642
$
Gain (Loss) on NDT Fund Related Activity, pre-tax
(24)
36
(14)
85
138
Gain (Loss) on MTM, pre-tax
(a)
84
60
98
(233)
111
Storm O&M, net of insurance recoveries, pre-tax
-
(4)
172
(23)
(27)
Income Taxes related to Operating Earnings reconciling items
(24)
(41)
(107)
60
(104)
Net Income
206
$
222
$
707
$
440
$
760
$
(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items.
September 30,
Three Months Ended
Year Ended
($ Millions, Unaudited)
Nine Months Ended
September 30,
Reconciling Items
2014
December 31,
PSEG Power Adjusted EBITDA Reconciliation